NYSE BBX OCTOBER 2006 November 12, 2006 Prepared:

(NYSE:BBX) Assets1 $6.6 Billion Equity Capital1 $525 Million Market Capitalization1 $867 Million Book Value per Share1 $8.60 Price to Book2 1.65x 1At 9/30/06 2Based on $14.22 per share closing price on 9/30/06 BANKATLANTIC BANCORP

OVERVIEW Founded in 1952 "Florida's Most Convenient Bank" 86 stores Rapidly growing consumer bank with strong demographics Seasoned commercial real estate lending BANKATLANTIC

NETWORK BANKATLANTIC STORES (86) LOAN PRODUCTION OFFICES (6) ORLANDO STORES (COMING SOON)

FLORIDA DEPOSIT RANKING* Institution Branches Deposits ($ in Billions) *Other institution's branch & deposit data as of 3/31/06; BankAtlantic's as of 9/30/06 Source: Florida Bankers Assoc. 1. Bank of America 746 $75.3 2. Wachovia 804 64.2 3. SunTrust 498 33.9 4. Washington Mutual 245 12.5 5. AmSouth 217 10.2 6. Colonial 167 9.8 7. World Savings 51 8.7 8. Regions 151 8.1 . . . . . . . . . . . . 14. BankAtlantic 83 $3.7 BANKATLANTIC

BankAtlantic Deposits (In millions) BankAtlantic Market Share As of 3/31/06 Source: Florida Bankers Assoc. MARKET SHARE Broward (Fort Lauderdale) $1,776 5.2% 6 Palm Beach / Treasure Coast 1,331 2.9% 8 Miami-Dade 617 0.9% 20 Tampa Bay 228 0.7% 19 BankAtlantic Footprint 3,952 3.5% 10 BANKATLANTIC BankAtlantic Rank

Number of Counters in Service: 85 3Q '04 4Q '04 1Q '05 2Q '05 3Q '05 4Q '05 1Q '06 2Q '06 3Q '06 East 60.071 68.121 71.113 86.718 97.025 90.63 104.28 122.767 114 SELF SERVICE COIN COUNTER Number of Transactions (In thousands)

Savings4% DDA12% NOW9% MMKT24% CDs51% East 103055 278707 198295 559390 1182074 DEPOSIT MIX Savings10% DDA28% NOW19% MMKT20% CDs23% East 367829 1043574 727517 733058 858688 Low Cost Deposits = 25% Low Cost Deposits = 57% Average Balances 1Includes Public & Brokered CDs *Average balances for the 3 months ended 9/30/06

2001 2002 2003 2004 2005 2006 Estimate NEW LOW COST DEP 43 99 145 166 222 275 NEW LOW COST ACCOUNTS (CHECKING AND SAVINGS)* *DDA, NOW, Savings Compound Growth 44.9% (In thousands)

DEPOSIT GROWTH DDA NOW SAVINGS MMA CDs 3Q'05 1017 674 303 922 778 3Q'06 1012 723 370 696 875 LOW COST DEPOSITS* 3Q'05 1994 3Q'06 2105 Period-end Balances -1% 7% 22% 13% 0.35% 0.00% 0.63% 0.78% 4.25% -25% 2.18% 3Q'06 Deposit Cost % Growth Over Year Ago Quarter 6% *DDA, NOW, Savings YEAR-OVER-YEAR CHANGE

1 DDA, NOW, Savings 2 Includes Stores open for 2 years or more - 71 stores 3Q'03 4Q'03 1Q'04 2Q'04 3Q'04 4Q'04 1Q'05 2Q'05 3Q'05 4Q'05 1Q'06 2Q'06 3Q'06 LCD GROWTH 0.362 0.335 0.363 0.369 0.272 0.297 0.272 0.235 0.232 0.169 0.166 0.096 0.053 LOW COST DEPOSIT GROWTH1 "SAME STORE,"2 YEAR-OVER-YEAR CHANGE Period-end Balances

7/1/2005 8/1/2005 9/1/2005 10/1/2005 11/1/2005 12/1/2005 1/1/2006 2/1/2006 3/1/2006 4/1/2006 5/1/2006 6/1/2006 7/1/2006 8/1/2006 9/1/2006 BankAtlantic Checkable Deposits 0.2154 0.2116 0.195 0.1635 0.1637 0.1688 0.1658 0.1624 0.1492 0.144 0.1355 0.0968 0.081 0.0605 0.0477 National Checkable Deposits -0.011 -0.0151 -0.0322 -0.0257 -0.0368 -0.0416 -0.0234 -0.0382 -0.0316 -0.0129 -0.0194 -0.0506 -0.0318 -0.0437 -0.0519 GROWTH IN CHECKABLE DEPOSITS* BankAtlantic vs. National *DDA & NOW Average Account Balances National Deposit Source: St. Louis Federal Reserve

LOW COST DEPOSITS* 1Q'02 1Q'03 2Q'03 3Q'03 4Q'03 1Q'04 2Q'04 3Q'04 4Q'04 1Q'05 2Q'05 3Q'05 4Q'05 1Q'06 2Q'06 3Q'06 Low Cost Deposit % 0.293 0.396 0.411 0.429 0.454 0.493 0.5 0.501 0.526 0.531 0.543 0.54 0.557 0.579 0.584 0.5727 *DDA, NOW, Savings % OF TOTAL DEPOSITS Period-end Balances Last quarter before becoming "Florida's Most Convenient Bank"

DEMAND DEPOSITS 1Q'02 1Q'03 2Q'03 3Q'03 4Q'03 1Q'04 2Q'04 3Q'04 4Q'04 1Q'05 2Q'05 3Q'05 4Q'05 1Q'06 2Q'06 3Q'06 Low Cost Deposit % 0.13 0.179 0.188 0.199 0.211 0.238 0.242 0.241 0.258 0.263 0.282 0.276 0.272 0.291 0.2919 0.2752 % OF TOTAL DEPOSITS Period-end Balances Last quarter before becoming "Florida's Most Convenient Bank"

TOTAL DEPOSITS 2001 2002 2003 2004 2005 2006 Estimate Total Deposits 2.276567 2.920555 3.058142 3.457202 3.752676 3.873134 Compound Growth 11.2% Cost of Deposits 3.68% 2.20% 1.23% 54 72 73 Number of Stores Period-end Balances, Billions 74 0.88% 8.6% 78 1.10% 3.2% 1.53% 91

GROWING FEE INCOME $6.8 Million +16.4% vs 3Q'05 $24.0 Million +46.3% vs 3Q'05 Debit Card Deposit Fees 3Q'06 FEE INCOME $32.2 Million Other $1.4 Million +23.3% vs 3Q'05

2001 2002 2003 2004 2005 2006 Estimate Fee Income 32.368349 42.430051 63.250105 78.68041 95.02268012 115 Compound Growth 28.9% 21.0% FEE INCOME Dollars in Millions 20.8%

2001 2002 2003 2004 2005 2006 Estimate Total Loans 2.774238 3.37263 3.686153 4.599048 4.624772 4.87016 Compound Growth 11.9% Loan to Deposit Ratio 122% 115% 121% 133% 123% Period-end Balances, Billions LOAN GROWTH 126% 5.3%

Residential Loans44% Commercial Loans37% Consumer Loans11% Small Business Loans3% Corporate Loans.5% East 1323144 1116835 315873 98231 153588 LOAN PORTFOLIO MIX Residential Loans47% Commercial Loans32% Consumer Loans12% Small Business Loans6% Corporate Loans3% East 2179305 1498756 573939 272725 156007 Average Balances *Average balances for the 3 months ended 6/30/06

2001 2002 2003 2004 2005 3Q'06 YTD NIM 0.0361 0.0352 0.0328 0.0379 0.0395 0.0408 NET INTEREST MARGIN1 1The tax equivalent basis is computed using a 35% tax rate 2Adjusted to exclude loan participations sold accounted for as secured borrowings 2 2

2001 2002 2003 2004 2005 3Q'06 3Q'06 Non Performing Assets % Loans & Other Assets 1.2% 0.8% 0.4% 0.2% 0.2% 0.7% 0.7% Annualized Net Charge-offs to Avg. Loans O/S 0.6% 0.6% 0.0% - 0.1% 0.0% 0.0% 0.0% Loan Loss Reserve / NPL 114.4% 235.6% 422.1% 582.2% 605.7% 129.3% 129.3% Period-end Balances, Billions ASSET QUALITY

BANKATLANTIC CURRENT ISSUES Net interest margin under pressure due to slower low cost deposit growth and lower earning assets Decision made to moderate asset growth in response to a flat yield curve Slower net growth in low cost deposits Increase in new account balances Decrease in legacy account balances Decline in national checkable deposits; 5% in 3Q '06 Increased marketing expenses and costs of expanded hours Our response to competitive pressures Objective to return to 30% low cost deposit growth Earnings impact of new store expansion program

RYAN BECK & CO. CURRENT STATUS Filed S-1 for IPO of portion of Ryan Beck & Co. Presently 100% owned Timing depends on financial performance and market conditions Purpose: To monetize portion of investment To allow Ryan Beck & Co. to grow using its currency, not in competition with BankAtlantic for capital To clarify BBX business model Implement program to restore firm to profitability by first quarter 2007

45 Branches 393 Financial Counselors $19.1 Billion in Customer Assets RYAN BECK & CO.

Wealth Management Investment Banking Capital Markets $32.2 Million -14.0% vs 2Q'06 -11.1% vs 3Q'05 $2.2 Million -33.9% vs 2Q'06 -45.3% vs 3Q'05 $14.6 Million +0.7% vs 2Q'06 +21.3% vs 3Q'05 3Q'06 TOTAL REVENUE $49.1 Million RYAN BECK & CO.

BankAtlantic Ryan Beck & Co. Parent Company Revenue: 3Q'06 $88.8 Million Revenue: 3Q'06 $47.6 Million Revenue: 3Q'06 $(2.6) Million Revenue: 3Q'06 $133.8 Million +2.2% vs 3Q'05 BANKATLANTIC BANCORP

BankAtlantic Ryan Beck & Co. Parent Company Operating Net Income: (1) 3Q'06 $9.6 Million Operating Net Income: (1) 3Q'06 $(4.8) Million Operating Net Income: (1) 3Q'06 $(2.5) Million Operating Net Income: (1) 3Q'06 $2.3 Million -85.6% vs 3Q'05 BANKATLANTIC BANCORP 1GAAP Income from Continuing Operations adjusted as shown on slide #47

Income from Continuing Operations1 (in Millions) $38.6 $70.8 $59.2 Operating Net Income2 (in Millions) $46.8 $63.6 $71.6 Return on Tangible Equity from Continuing Operations1 9.49% 20.01% 14.02% Operating return on Tangible Equity2 15.67% 17.99% 16.96% 1Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #47 2GAAP Income from Continuing Operations adjusted for the items shown on slide #47 KEY FINANCIAL HIGHLIGHTS 2003 2004 2005 BANKATLANTIC BANCORP

Income from Continuing Operations1 (in Millions) $16.3 $2.3 - 85.6% Operating Net Income2 (in Millions) $16.3 $2.3 - 85.6% Return on Tangible Equity from Continuing Operations1 15.05% 2.07% Operating return on Tangible Equity2 15.05% 2.07% 1Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #47 2GAAP Income from Continuing Operations adjusted as shown on slide #47 BANKATLANTIC BANCORP KEY FINANCIAL HIGHLIGHTS 3Q'06 vs. 3Q'05 3Q'06 3Q'05

INCOME FROM CONTINUING OPERATIONS1 2002 2003 2004 2005 3Q '05 YTD 3Q '06 YTD Income from Continuing Ops 19.15 38.597 70.768 59.182 60.675 17.172 CONSOLIDATED 1 Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #47 Compound Growth 46% Dollars in Millions

EPS TREND FROM CONTINUING OPERATIONS1 2002 2003 2004 2005 3Q '05 YTD 3Q '06 YTD EPS Trend from Continuing Operations 0.32 0.62 1.11 0.92 0.95 0.27 CONSOLIDATED Compound Growth 42% 1 Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #47

ANNUAL RETURN BBX S&P 500 2001 140.08% - 9.34% 2002 2.91% - 22.56% 2003 99.52% 24.54% 2004 35.68% 11.21% 2005 - 28.59% 5.77% 2006 YTD* -8.82% 10.25% BANKATLANTIC BANCORP *Total market returns as of 10/30/06 close

FORWARD-LOOKING INFORMATION Except for historical information contained herein, the matters discussed in these slides contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that involve substantial risks and uncertainties. When used in these slides, the words "anticipate," "believe," "estimate," "may," "intend," "expect" and similar expressions identify certain of such forward-looking statements. Actual results, performance, or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements contained herein. These forward-looking statements are based largely on the expectations of BankAtlantic Bancorp, Inc. ("the Company") and are subject to a number of risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company's control. These include, but are not limited to, risks and uncertainties associated with: the impact of economic, competitive and other factors affecting the Company and its operations, markets, products and services; credit risks and loan losses, and the related sufficiency of the allowance for loan losses, including the impact on the credit quality of our loans, of changes in the commercial real estate market in our trade area; changes in interest rates and the effects of, and changes in, trade, monetary and fiscal policies and laws including their impact on BankAtlantic's net interest margin; adverse conditions in the stock market, the public debt market and other capital markets and the impact of such conditions on our activities and the value of our assets; BankAtlantic's seven-day banking initiatives, new store expansion program, Orlando store expansion program and other growth, marketing or advertising initiatives not resulting in continued growth of low cost deposits or producing results which justify their costs; successfully opening the anticipated number of new stores in 2006 and 2007 and achieving growth and profitability at those new stores; and the impact of periodic testing of goodwill and other intangible assets for impairment. Past performance, actual or estimated new account openings and growth rate may not be indicative of future results. Further, these slides contain forward-looking statements with respect to Ryan Beck & Co., which are subject to a number of risks and uncertainties including but not limited to the risks and uncertainties associated with its ability to implement a strategy to improve its operating results and return to profitability, changes in economic or regulatory policies, the volatility of the stock market and fixed income markets, as well as its revenue mix, the success of new lines of business, including that the expansion of its municipal finance, investment banking and capital markets areas, including the associated increased headcount, will produce results which justify the increased expenses; and additional risks and uncertainties that are subject to change and may be outside of Ryan Beck's control. In addition to the risks and factors identified above, reference is also made to other risks and factors detailed in reports filed by the Company with the Securities and Exchange Commission. The Company cautions that the foregoing factors are not exclusive.

Total Assets $6.6 Billion Billion +1.3% Total Deposits $3.7 Billion Billion -0.5% Total Loans (Net) $4.6 Billion Billion -0.7% Income from Continuing Ops (a) $2.3 Million Million -85.6% Operating Net Income (b) $2.3 Million Million -85.6% EPS from Continuing Ops (a) $0.04 -85.4% EPS from Operating Net Income(b) $0.04 -85.4% FINANCIAL HIGHLIGHTS 3Q'06 vs 3Q'05 3Q'06 CONSOLIDATED (as of September 30, 2006) Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #47 (b) GAAP Income from Continuing Operations adjusted for the items shown on slide #47

CONSOLIDATED RECONCILIATION OF GAAP, CONTINUING OPERATIONS AND OPERATING EARNINGS NET INCOME (GAAP) $ 50,335 $67,717 $70,768 $59,182 $16,260 $2,338 Income from disc. ops. (22,543) (29,120) Cumulative effect of a change in actg prin. 15,107 Gruntal extra. item (23,749) INCOME FROM CONTINUING OPERATIONS $19,150 $38,597 $70,768 $59,182 $16,260 $ 2,338 Restructuring acquisition charges 5,398 Losses/(Gains) from debt redemption 2,031 8,153 7,632 Reserve for compliance deficiencies 10,000 Litigation (14,785) Securities impairment 12,220 Bank facilities impairment 2,409 OPERATING NET INCOME $38,799 $46,750 $63,615 $71,591 $16,260 $2,338 DILUTED: EPS GAAP $0.81 $1.08 $1.11 $0.92 $0.26 $0.04 DILUTED: EPS CONTINUING OPERATIONS $0.32 $0.62 $1.11 $0.92 $0.26 $0.04 DILUTED: EPS OPERATING NET INCOME $0.63 $0.75 $1.00 $1.12 $0.26 $0.04 FY 2002 FY 2003 FY 2004 FY 2005 3Q'06 3Q'05 Dollars in Thousands, except for EPS

BANK OPERATIONS 2002 2003 2004 2005 3Q'06YTD Deposit Cost of Funds (including impact of free funding from DDAs) 2.20% 1.23% 0.88% 1.10% 1.47% Borrowing Cost of Funds (other interest bearing liabilities) 4.35% 4.11% 3.45% 4.13% 5.23% Total Cost of Funds 2.98% 2.21% 1.59% 2.19% 2.56% FUNDING COSTS

2001 2002 2003 2004 2005 3Q'06 TOTAL ASSETS 4.4 5.1 4.8 6.4 6.471411 6.56965 LEVITT 0.2 0.3 0.4 Compound Growth 8.3% CONSOLIDATED (a) Excludes Levitt (b) Levitt's asset contribution prior to spin-off on 12/31/2003 $4.8(a) $0.4(b) TOTAL ASSETS Dollars in Billions $0.2b) $0.3(b)

Residential $2,179 46.6% +0.8% Commercial Real Estate 1,499 32.0% -4.8% Consumer 574 12.3% +7.5% Small Business 273 5.8% +22.0% Corporate 156 3.3% +77.5% Total Loans $4,681 100% +2.2% 3Q'06 Gross Outstandings % of Total 3Q'06 vs 3Q'05 Period-end Balances, Millions LOAN COMPOSITION BANK OPERATIONS